UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21287

John Hancock Preferred Income Fund III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Preferred Income Fund III

Ticker: HPS Semiannual report 1/31/15

A message to shareholders

Dear fellow shareholder,

Stronger economic growth in the United States set the global standard in 2014, and it appears to be continuing to do so in 2015. The portfolio teams in our network are generally optimistic about continued relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but opportunities abroad are growing and could reward investors should recoveries in certain markets begin in earnest.

While the U.S. equity market appears strong, this year will likely present greater challenges for bond investors. The U.S. Federal Reserve has signaled its intention to raise short-term interest rates in 2015, and that change may have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid asset classes. At John Hancock Investments, we are closely monitoring the liquidity of our fixed-income portfolios and communicating regularly with their portfolio managers about these matters. Now may also be a good time for you to discuss your fixed-income strategy with your financial advisor to determine if that portion of your portfolio continues to match your long-term goals.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of January 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund III

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
26	Additional information
27	Shareholder meeting
28	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary objective is to provide growth of capital to the extent consistent with its primary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/15 (%)

At net asset value
At closing market price
Bank of America Merrill Lynch Hybrid Preferred Securities Index
Barclays U.S. Aggregate Bond Index
7.74
10.85
5.67
4.36
20.88
22.76
13.16
6.61
11.18
9.18
7.15
3.07
13.23
13.60
8.07
4.57
6.59
6.83
3.84
4.86
6 month (cumulative)
1 year
3 year
5 year
10 year

The fund's performance is compared to the fund's benchmark, the Bank of America Merrill Lynch Hybrid Preferred Securities Index. Historically, the fund's performance has also been compared to the Barclays U.S. Aggregate Bond Index. The use of the Barclays U.S. Aggregate Bond Index as a benchmark will be discontinued due to the minimal overlap in holdings between the fund and index and this comparison will no longer be included after the next annual report.

The Bank of America Merrill Lynch Hybrid Preferred Securities Index is a subset of the Bank of America Merrill Lynch Fixed Rate Preferred Securities Index including all subordinated securities with a payment deferral feature. The Bank of America Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment grade rating and must have an investment grade rated country of risk.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest monthly distribution rate as an annualized percentage of net asset value or closing market price and are 7.55% at net asset value and 7.93% at closing market price on 1-31-15.

The fund's monthly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid through 1-31-15, it is currently estimated that the fund's distributions consist of net investment income. These amounts are estimates, and the actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock Investments will send shareholders an IRS Form 1099-DIV for the calendar year that will explain how to report these distributions for federal income tax purposes. The total returns for the fund assume all distributions are reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Utilities holdings performed well

The fund benefited from holdings in the utilities sector, the source of many of its best performers.

Senior housing holdings contributed

Real estate investment trusts issued by senior housing companies also aided the fund's performance.

Callable securities detracted

Slack demand for securities that were redeemable by their issuers over the near term hurt results as their potential price appreciation was limited.

PORTFOLIO COMPOSITION AS OF 1/31/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance.Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates,may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices.The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns.There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

The fund normally will invest at least 25% of its total assets in the industries composing the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund's investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies' interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates and regulatory and market impacts. The fund's investments in securities of foreign issuers involve special risks such as political, economic, and currency risks and differences in accounting standards and financial reporting.

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

 Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

Most preferred securities performed quite well during the six-month period ended January 31, 2015. What factors contributed to their success?

With heightened volatility in global financial markets, preferreds securities benefited throughout much of the six-month period from strong demand for such securities, amid limited supply. Early in the period, many preferred securities were able to hold their ground, despite growing uncertainty about the strength of the global economy, violent flare-ups in the Middle East, and periodic concern that the U.S. Federal Reserve (Fed) might raise interest rates sooner than advertised. In the final three months of 2014, preferred securities performed well relative to common stocks, as declining long-term U.S. Treasury and European government bond yields helped further bolster demand for preferred securities and global investors searched for yield. Demand was also fueled by investors seeking a haven from equity market volatility amid the weakening global economic growth outlook and the collapse in oil and other commodity prices. This trend continued into January 2015. Continued volatility hit common stocks, as investors grappled with concerns about the impact of a stronger dollar and lower oil prices on corporate earnings growth. Meanwhile, U.S. Treasury bond yields slumped, with the 30-year yield hitting a record all-time low since the government began auctioning off its debt in 1977. Together, equity market volatility and low government bond yields continued to support demand for preferred securities. Throughout the period, the supply of preferreds remained constrained.

After turning in one of their strongest performance years ever in 2014, can preferred securities stage a repeat in 2015?

Although we think it's unlikely that preferred securities will produce the types of gains during the coming year that they enjoyed in 2014, we believe they have a lot working in their favor. We don't expect the Fed to raise interest rates before the latter part of 2015. We expect inflation will remain benign as well, in part due to slumping oil and other commodity prices.

While the U.S. economy seems to be on the path of continual healing, European economic growth is likely to remain meager. We'll have to wait and see whether the European Central Bank's (ECB)

"... we think it's unlikely that preferred securities will produce the types of gains during the coming year that they enjoyed in 2014... "
efforts to jumpstart the continent's economy are ultimately effective. However, we expect that the ECB's recent launch of quantitative easing will most likely depress interest rates there. If that proves to be the case, we would expect U.S. Treasury yields to remain low as global investors continue to seek U.S. income-producing investments as higher-yielding alternatives to European sovereign debt. Investors wary of putting more money into common stocks—which have experienced an uptick in volatility in recent months and whose valuations may be reflecting a best-case global economic scenario—may turn to preferreds.

What holdings contributed to performance?

The utilities sector was the source of many of the fund's best performers during the six-month period, with securities issued by PPL Capital Funding, Inc. (PPL) and Duke Energy Corp. among the leaders. Each generated impressive price gains, helped by strong demand for the securities from investors seeking higher-yielding securities from industries not highly correlated with the larger economic cycle. While investors' appetite for higher-yielding investments boosted demand, the comparative lack of supply of these issues also helped. Many utilities redeemed their outstanding preferred shares years ago, and those still outstanding benefited from relative scarcity as a result. We also saw good performance from real estate investment trusts. For example, Senior Housing Properties Trust and Ventas Realty LP benefited from better-than-expected demand for their properties. Holdings in Stanley Black & Decker, Inc. also bolstered the fund's results. The tool maker's

SECTOR COMPOSITION AS OF 1/31/15 (%)

"The utilities sector was the source of many of the fund's best performers..."

profits topped expectations, benefiting from growth in emerging markets, the slow recovery in the U.S. housing market (which was good for home improvements), and cost-cutting measures.

What hurt the fund's performance?

Holdings in the preferred securities of ING Groep NV and Morgan Stanley detracted. Investors shied away from these securities given that the preferreds were callable, which limited their potential for price appreciation.

Can you explain the fund's use of leverage?

As of January 31, 2015, the fund had $309.5 million outstanding under its committed facility agreement for investing purposes. The primary aim of this line is to support the fund's yield by investing in securities whose distribution rates exceed the fund's borrowing costs. The fund has entered into interest rate swaps, which are intended to help offset some of the increased costs of leverage the fund may experience if interest rates rise. Futures and swaps contracts achieved the desired exposure but had a negative effect on performance.

Where are you finding opportunities of late?

Although we took advantage of opportunities to purchase new names we felt were attractively valued, there weren't any major changes to the portfolio during the period. That said, a handful of higher-coupon holdings were redeemed by their issuers; we redeployed the proceeds from these calls in a few areas. For example, we added to some of the fund's utility preferred securities, such as PPL. We also added to the fund's positions in higher-coupon preferred securities issued by

TOP 10 ISSUERS AS OF 1/31/15 (%)

Royal Bank of Scotland	5.2
Merrill Lynch	3.7
Morgan Stanley	3.6
ING Groep NV	3.4
U.S. Bancorp	3.4
Public Storage	3.3
Entergy	3.2
Wells Fargo & Company	3.2
Quest Corp.	3.2
PPL Capital Funding, Inc.	3.1
TOTAL	35.3
As a percentage of total investments.
Cash and cash equivalents are not included.

JPMorgan Chase & Co. and Wells Fargo & Company when they, too, seemed undervalued. We liked the fact that we could invest the fund in the tax-advantaged preferreds of these stable, large U.S. financial institutions at comparatively attractive prices.

MANAGED BY

Gregory K. Phelps On the fund since 1995 Investing since 1981
Mark T. Maloney On the fund since 1997 Investing since 1976

QUALITY COMPOSITION AS OF 1/31/15 (%)

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 1-31-15 (unaudited)
	Shares	Value
Preferred securities (a) 145.2% (96.7% of Total investments)		$890,650,451
(Cost $843,064,940)
Consumer staples 2.0%		12,420,000
Food and staples retailing 2.0%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S) (Z)	135,000	12,420,000
Financials 91.9%		563,393,561
Banks 40.0%
Barclays Bank PLC, Series 3, 7.100% (Z)	355,000	9,276,150
Barclays Bank PLC, Series 5, 8.125% (Z)	515,000	13,544,500
BB&T Corp., 5.200%	680,000	16,456,000
BB&T Corp., 5.625% (Z)	210,000	5,350,800
Citigroup Capital XIII (7.875% to 10-30-15, then 3 month LIBOR + 6.370%)	17,000	449,650
HSBC Finance Corp., Depositary Shares, Series B, 6.360%	615,000	15,731,700
HSBC Holdings PLC, 8.000% (Z)	63,500	1,705,610
HSBC USA, Inc., 6.500% (Z)	135,000	3,412,800
ING Groep NV, 7.050% (Z)	445,000	11,481,000
ING Groep NV, 7.200%	765,000	19,782,900
JPMorgan Chase & Co., 5.500%	60,000	1,476,600
JPMorgan Chase & Co., 6.300%	60,000	1,549,800
JPMorgan Chase & Co., 6.700%	30,000	799,500
JPMorgan Chase Capital XXIX, 6.700% (Z)	687,500	17,524,375
RBS Capital Funding Trust V, 5.900%	719,900	17,594,355
RBS Capital Funding Trust VI, 6.250% (Z)	330,000	8,121,300
Royal Bank of Scotland Group PLC, Series L, 5.750% (Z)	916,000	21,892,400
Santander Holdings USA, Inc., Series C, 7.300% (Z)	463,000	12,088,930
The PNC Financial Services Group, Inc., 5.375%	40,000	1,000,400
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	210,000	5,865,300
U.S. Bancorp, 5.150%	20,000	495,000
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%) (Z)	160,000	4,345,600
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	888,000	26,267,040
Wells Fargo & Company, 6.000%	650,000	16,945,500
Wells Fargo & Company, 8.000% (Z)	374,000	10,973,160
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%) (Z)	50,000	1,390,500
Capital markets 21.4%
Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	396,500	10,646,025
Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	311,000	8,708,000
Merrill Lynch Preferred Capital Trust III, 7.000% (Z)	475,000	12,145,750
Merrill Lynch Preferred Capital Trust IV, 7.120% (Z)	415,000	10,665,500
Merrill Lynch Preferred Capital Trust V, 7.280% (Z)	430,000	11,102,600
Morgan Stanley, 6.625%	60,000	1,561,800
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	95,000	2,461,450

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley Capital Trust III, 6.250%	160,000	$4,100,800
Morgan Stanley Capital Trust IV, 6.250% (Z)	845,000	21,564,400
Morgan Stanley Capital Trust V, 5.750%	100,000	2,532,000
Morgan Stanley Capital Trust VII, 6.600%	30,000	770,400
State Street Corp., 5.250%	65,000	1,582,100
State Street Corp., 6.000% (I)	770,000	19,812,100
The Bank of New York Mellon Corp., 5.200%	45,000	1,095,750
The Goldman Sachs Group, Inc., 6.125% (Z)	877,000	22,503,820
Consumer finance 0.6%
Navient Corp., 6.000% (Z)	50,000	1,150,500
SLM Corp., Series A, 6.970% (Z)	44,899	2,217,562
Diversified financial services 0.5%
General Electric Capital Corp., 4.700%	115,000	2,832,450
Insurance 16.5%
Aegon NV, 6.375% (Z)	280,000	7,204,400
Aegon NV, 6.500% (Z)	330,000	8,487,600
American Financial Group, Inc., 7.000% (Z)	490,000	13,014,400
MetLife, Inc., Series B, 6.500% (Z)	1,000,000	26,090,000
PLC Capital Trust V, 6.125% (Z)	190,000	4,835,500
Prudential Financial, Inc., 5.750% (Z)	140,000	3,588,200
Prudential PLC, 6.500% (Z)	130,700	3,453,094
RenaissanceRe Holdings, Ltd., Series C, 6.080%	60,000	1,514,400
The Phoenix Companies, Inc., 7.450%	574,500	14,190,150
W.R. Berkley Corp., 5.625% (Z)	771,000	19,097,670
Real estate investment trusts 12.8%
Kimco Realty Corp., 6.000% (Z)	950,000	24,662,000
Public Storage, 5.200%	255,000	6,237,300
Public Storage, 5.750%	395,000	10,072,500
Public Storage, 5.875% (I)	30,000	771,300
Public Storage, 6.350%	220,000	5,843,200
Public Storage, Depositary Shares, Series Q, 6.500%	142,000	3,846,780
Public Storage, Series P, 6.500% (Z)	123,000	3,195,540
Senior Housing Properties Trust, 5.625% (Z)	740,000	18,500,000
Ventas Realty LP, 5.450%	215,000	5,493,250
Thrifts and mortgage finance 0.1%
Federal National Mortgage Association, Series S, 8.250% (I)	80,000	322,400
Industrials 1.7%		10,632,300
Machinery 1.7%
Stanley Black & Decker, Inc., 5.750% (Z)	415,000	10,632,300

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Telecommunication services 12.1%		$74,348,610
Diversified telecommunication services 5.4%
Qwest Corp., 6.125%	20,000	490,400
Qwest Corp., 6.875%	65,000	1,712,750
Qwest Corp., 7.000%	60,000	1,569,000
Qwest Corp., 7.375% (Z)	777,500	20,767,025
Qwest Corp., 7.500%	174,500	4,713,245
Verizon Communications, Inc., 5.900% (Z)	148,000	3,938,280
Wireless telecommunication services 6.7%
Telephone & Data Systems, Inc., 6.875%	473,000	11,976,360
Telephone & Data Systems, Inc., 7.000% (Z)	415,000	10,520,250
United States Cellular Corp., 6.950% (Z)	742,000	18,661,300
Utilities 37.5%		229,855,980
Electric utilities 25.7%
Alabama Power Company, 5.200% (Z)	410,000	10,512,400
Duke Energy Corp., 5.125% (Z)	960,000	23,846,400
Entergy Arkansas, Inc., 5.750%	105,100	2,696,866
Entergy Louisiana LLC, 5.250% (Z)	240,000	6,055,200
Entergy Louisiana LLC, 5.875% (Z)	312,625	8,078,230
Entergy Louisiana LLC, 6.000% (Z)	242,038	6,138,084
Entergy Mississippi, Inc., 6.000%	112,500	2,938,500
Entergy Mississippi, Inc., 6.200% (Z)	156,706	3,999,137
FPL Group Capital Trust I, 5.875% (Z)	295,000	7,590,350
Gulf Power Company, 5.750% (Z)	140,000	3,687,600
HECO Capital Trust III, 6.500%	228,100	5,800,583
Interstate Power & Light Company, 5.100% (Z)	70,000	1,788,500
NextEra Energy Capital Holdings, Inc., 5.125%	200,000	4,864,000
NextEra Energy Capital Holdings, Inc., 5.700% (Z)	710,000	18,353,500
PPL Capital Funding, Inc., 5.900%	1,110,000	28,305,000
SCE Trust I, 5.625%	205,000	5,198,800
SCE Trust II, 5.100% (Z)	610,000	14,621,700
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	120,000	3,284,400
Multi-utilities 11.8%
BGE Capital Trust II, 6.200% (Z)	762,000	19,263,360
DTE Energy Company, 5.250% (Z)	605,000	15,276,250
DTE Energy Company, 6.500% (Z)	400,000	10,776,000
Integrys Energy Group, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (Z)	287,500	7,866,000
SCANA Corp., 7.700%	756,000	18,915,120
Common stocks 0.4% (0.2% of Total investments)		$2,016,500
(Cost $2,037,074)
Utilities 0.4%		2,016,500
Electric utilities 0.4%
FirstEnergy Corp.	50,000	2,016,500

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities (b) 1.5% (1.0% of Total investments)				$9,125,100
(Cost $9,517,500)
Financials 1.5%				9,125,100
Banks 1.5%
C.A. Preferred Funding Trust (Q)	7.000	04-30-15	9,000,000	9,125,100
Corporate bonds 2.9% (1.9% of Total investments)				$17,900,703
(Cost $17,591,180)
Energy 1.8%				11,352,000
Oil, gas and consumable fuels 1.8%
Energy Transfer Partners LP (P)	3.272	11-01-66	12,900,000	11,352,000
Utilities 1.1%				6,548,703
Electric utilities 0.6%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q) (Z)	6.250	02-01-22	3,000,000	3,341,250
Multi-utilities 0.5%
Dominion Resources, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%)	5.750	10-01-54	3,000,000	3,207,453
			Par value	Value
Short-term investments 0.2% (0.2% of Total investments)				$1,376,000
(Cost $1,376,000)
Repurchase agreement 0.2%				1,376,000
Repurchase Agreement with State Street Corp. dated 1-30-15 at 0.000% to be repurchased at $1,376,000 on 2-2-15, collateralized by $1,305,000 U.S. Treasury Notes, 2.625% due 8-15-20 (valued at $1,407,834, including interest)			1,376,000	1,376,000
Total investments (Cost $873,586,694)† 150.2%				$921,068,754
Other assets and liabilities, net (50.2%)				($307,645,116)
Total net assets 100.0%				$613,423,638

SEE NOTES TO FINANCIAL STATEMENTS11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(a)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(b)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-15 was $511,028,558.
†	At 1-31-15, the aggregate cost of investment securities for federal income tax purposes was $873,618,443. Net unrealized appreciation aggregated $47,450,311, of which $53,950,603 related to appreciated investment securities and $6,500,292 related to depreciated investment securities.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-15 (unaudited)

Assets
Investments, at value (Cost $873,586,694)	$921,068,754
Cash	437,009
Cash held at broker for futures contracts	918,000
Cash segregated at custodian for swap contracts	1,180,000
Dividends and interest receivable	1,485,705
Other receivables and prepaid expenses	12,726
Total assets	925,102,194
Liabilities
Committed facility agreement payable	309,500,000
Swap contracts, at value	1,564,857
Payable for futures variation margin	467,500
Interest payable	22,507
Payable to affiliates
Accounting and legal services fees	25,238
Trustees' fees	56
Other liabilities and accrued expenses	98,398
Total liabilities	311,678,556
Net assets	$613,423,638
Net assets consist of
Paid-in capital	$740,055,312
Undistributed net investment income	2,194,836
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	(171,503,254)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	42,676,744
Net assets	$613,423,638

Net asset value per share
Based on 31,563,738 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$19.43

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENT OF OPERATIONS  For the six months ended 1-31-15 (unaudited)

Investment income
Dividends	$27,362,733
Interest	682,761
Total investment income	28,045,494
Expenses
Investment management fees	3,437,971
Accounting and legal services fees	78,315
Transfer agent fees	14,577
Trustees' fees	25,459
Printing and postage	56,162
Professional fees	39,482
Custodian fees	36,587
Stock exchange listing fees	14,006
Interest expense	1,357,887
Other	17,599
Total expenses	5,078,045
Less expense reductions	(33,860)
Net expenses	5,044,185
Net investment income	23,001,309
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(820,204)
Futures contracts	(1,620,258)
Swap contracts	(672,017)
(3,112,479)
Change in net unrealized appreciation (depreciation) of
Investments	28,015,796
Futures contracts	(3,506,332)
Swap contracts	(643,529)
23,865,935
Net realized and unrealized gain	20,753,456
Increase in net assets from operations	$43,754,765

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-15	Year ended 7-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$23,001,309	$46,120,940
Net realized gain (loss)	(3,112,479)	2,621,262
Change in net unrealized appreciation (depreciation)	23,865,935	21,638,778
Increase in net assets resulting from operations	43,754,765	70,380,980
Distributions to shareholders
From net investment income	(23,142,533)	(46,285,065)
Total increase	20,612,232	24,095,915
Net assets
Beginning of period	592,811,406	568,715,491
End of period	$613,423,638	$592,811,406
Undistributed net investment income	$2,194,836	$2,336,060
Share activity
Shares outstanding
At beginning and end of period	31,563,738	31,563,738

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF CASH FLOWS

For the six months ended 1-31-15 (unaudited)
Cash flows from operating activities
Net increase in net assets from operations	$43,754,765
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(37,520,111)
Long-term investments sold	43,113,870
Decrease in short term investments	625,000
Net amortization of premium (discount)	(2,223)
Increase in futures variation margin	499,372
Increase in dividends and interest receivable	(134,312)
Decrease in unrealized appreciation (depreciation) of swap contracts	643,529
Increase in cash segregated at custodian for swap contracts	(190,000)
Increase in cash at broker for futures contracts	(34,000)
Decrease in other receivables and prepaid expenses	18,414
Decrease in payable to affiliates	(3,710)
Increase in interest payable	7,794
Decrease in other liabilities and accrued expenses	(3,410)
Net change in unrealized (appreciation) depreciation on investments	(28,015,796)
Net realized loss on investments	820,204
Net cash provided by operating activities	$23,579,386
Cash flows from financing activities
Distributions to shareholders	(23,142,533)
Net cash used in financing activities	(23,142,533)
Net increase in cash	$436,853
Cash at beginning of period	$156
Cash at end of period	$437,009
Supplemental disclosure of cash flow information
Cash paid for interest	$1,350,093

16SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Common Shares Period ended	1-31-15[1]		7-31-14	7-31-13	7-31-12	7-31-11		7-31-10
Per share operating performance
Net asset value, beginning of period	$18.78		$18.02	$18.99	$17.75	$16.86		$14.05
Net investment income[2]	0.73		1.46	1.49	1.50	1.48		1.49
Net realized and unrealized gain (loss) on investments	0.65		0.77	(0.99)	1.13	0.76		2.67
Total from investment operations	1.38		2.23	0.50	2.63	2.24		4.16
Less distributions to common shareholders
From net investment income	(0.73)		(1.47)	(1.47)	(1.39)	(1.35)		(1.22)
From tax return of capital	—		—	—	—	—		(0.13)
Total distributions	(0.73)		(1.47)	(1.47)	(1.39)	(1.35)		(1.35)
Net asset value, end of period	$19.43		$18.78	$18.02	$18.99	$17.75		$16.86
Per share market value, end of period	$18.50		$17.38	$17.94	$19.73	$16.54		$16.89
Total return at net asset value (%)[3,4]	7.74	[5]	13.59	2.48	15.65	13.94		31.26
Total return at market value (%)[3]	10.85	[5]	5.60	(1.81)	28.95	5.99		40.17
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$613		$593	$569	$598	$558		$530
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	[6]	1.75	1.69	1.73	1.91	[7]	1.92
Expenses including reductions[8]	1.67	[6]	1.75	1.69	1.73	1.72	[7]	1.78
Net investment income	7.61	[6]	8.21	7.82	8.46	8.39	[7]	9.70
Portfolio turnover (%)	4		12	16	16	19		14
Total debt outstanding end of period (in millions)	$310		$310	$310	$294	$287		$263
Asset coverage per $1,000 of debt[9]	$2,982		$2,915	$2,838	$3,036	$2,943		$3,019

1	Six months ended 1-31-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Includes non-recurring litigation fees which represent 0.13% of average net assets. After insurance recovery, impact to net expenses and net investment income ratios was less than 0.01%.
8	Expenses excluding interest expense were 1.22%, 1.26%, 1.22%, 1.23%, 1.17%, and 1.14% for the periods ended 1-31-15, 7-31-14, 7-31-13, 7-31-12, 7-31-11, and 7-31-10, respectively.
9	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS17

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund III (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2015, by major security category or type:

	Total market value at 1-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities
Consumer staples	$12,420,000	—	$12,420,000	—
Financials	563,393,561	$563,393,561	—	—
Industrials	10,632,300	10,632,300	—	—
Telecommunication services	74,348,610	70,410,330	3,938,280	—
Utilities	229,855,980	229,855,980	—	—
Common stocks	2,016,500	2,016,500	—	—
Capital preferred securities	9,125,100	—	9,125,100	—
Corporate bonds	17,900,703	—	17,900,703	—
Short-term investments	1,376,000	—	1,376,000	—
Total Investments in Securities	$921,068,754	$876,308,671	$44,760,083	—
Other Financial Instruments:
Futures	($3,240,459)	($3,240,459)	—	—
Interest Rate Swaps	($1,564,857)	—	($1,564,857)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2014, the fund has a capital loss carryforward of $168,576,798 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31				NO EXPIRING DATE
2016	2017	2018	2019	SHORT TERM	LONG TERM
$30,642,634	$41,629,449	$64,817,054	$6,710,827	—	$24,776,834

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and REITs.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, cash segregated at the custodian for swap contracts or cash held at the broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2015, the fund used futures contracts to manage against anticipated interest rate changes. During the six months ended January 31, 2015, the fund held futures contracts with notional values ranging from approximately $84.7 million to $89.0 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2015.

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	680	Short	Mar 2015	($85,754,541)	($88,995,000)	($3,240,459)
						($3,240,459)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2015, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held during the six months ended January 31, 2015 and as of January 31, 2015.

Counterparty	Notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$72,000,000	Fixed 1.4625%	3 month LIBOR (a)	Aug 2016	($1,457,847)
Morgan Stanley Capital Services	72,000,000	Fixed 0.8750%	3 month LIBOR (a)	Jul 2017	(107,010)
	$144,000,000				($1,564,857)

(a) At 1-31-15, the 3-month LIBOR rate was 0.2531%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate contracts	Receivable/payable for futures	Futures†	—	($3,240,459)
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(1,564,857)
Total			—	($4,805,316)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2015:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate contracts	($1,620,258)	($672,017)	($2,292,275)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2015:

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate contracts	($3,506,332)	($643,529)	($4,149,861)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 0.75% of the fund's average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective January 2, 2015, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 2, 2015, the Advisor had contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the participating portfolios. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeded $75 billion but was less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeded $125 billion but was less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeded $150 billion. The amount of the reimbursement was calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund.

The expense reductions described above amounted to $33,860 for the six months ended January 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2015 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended January 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $309.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA.

Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of January 31, 2015, the fund had borrowings of $309,500,000 at an interest rate of 0.87%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended January 31, 2015, the average borrowings under the CFA and the effective average interest rate were $309,500,000 and 0.87%, respectively.

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. The commitment fee for the six months ended January 31, 2015 amounted to $0.

The fund may terminate the CFA with 30 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP and (ii) 331/ 3 % of the fund's total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund's income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $0 for the six months ended January 31, 2015 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $37,520,111 and $43,113,870, respectively, for the six months ended January 31, 2015.

ADDITIONAL INFORMATION

Undaudited

Investment objective and principal investment strategies

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on June 19, 2003 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund's principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund invests 25% or more of its total assets in the industries comprising the utilities sector.

Dividends and distributions

During the six months ended January 31, 2015, distributions from net investment income totaling $0.7332 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

Payment date	Income Distributions
August 29, 2014	$0.1222
September 30, 2014	0.1222
October 31, 2014	0.1222
November 28, 2014	0.1222
December 18, 2014	0.1222
January 30, 2015	0.1222
Total	$0.7332

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	25,219,060.386	663,708.000
Peter S. Burgess	25,228,755.386	654,013.000
Theron S. Hoffman	25,266,712.386	616,056.000
Non-Independent Trustee
Warren A. Thomson	25,252,671.386	630,097.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Listed New York Stock Exchange: HPS

*Member of the Audit Committee
†Non-Independent Trustee

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Money Market

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

MF216836	P12SA 1/15 3/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)           There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund III

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Date: March 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Date: March 12, 2015

By:	/s/ Charles A Rizzo
Charles A Rizzo
Chief Financial Officer

Date: March 12, 2015